SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 24, 1997
                                  -------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.

             (Exact Name of Registrant as Specified in Its Charter)
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        Tennessee                     34-O-23290                 62-1550848
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
   of Incorporation)                                         Identification No.)

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                                 4735 Spottswood
                                    Suite 102
                            Memphis, Tennessee 38117
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 761-9651
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


         A. Consummation of GHI and GHI II Acquisitions


         On June 24, 1997, Equity Inns Partnership, L.P. (the "Partnership"), a Tennessee limited partnership of which a wholly-owned subsidiary of Equity Inns, Inc. (the "Company") serves as the sole general partner and owns an approximate 96.2% general partnership interest, completed the acquisition of 27 Hampton Inn hotels (the "Acquisition Hotels") with an aggregate of 3,348 rooms in 14 states from a series of partnerships controlled by Growth Hotel Investors ("GHI") and Growth Hotel Investors II ("GHI II"). The aggregate purchase price for the Acquisition Hotels was approximately $160 million, including franchise transfer fees but excluding approximately $5.5 million of franchisor-required renovations that the Company expects to undertake in the next twelve months.

         The Acquisition Hotels are leased to subsidiaries of Interstate Hotels Company ("Interstate"), the lessee of the Partnership's other hotel properties, pursuant to percentage leases that provide for rent based, in part, on the revenue from the Acquisition Hotels. The leases have ten-year terms with respect to 18 of the Acquisition Hotels and five-year terms with respect to nine of the Acquisition Hotels.

         The Company is considering the sale of up to nine of the Acquisition Hotels. The Company has no commitment, letter of intent or other agreement with any potential buyer of any Acquisition Hotel and there can be no assurance that any such sale will occur. Pursuant to the lease agreement between Interstate and the Partnership with respect to the Acquisition Hotels, Interstate has paid the Partnership $2.25 million as an inducement to enter into such lease. Upon the sale of certain of the Acquisition Hotels, the Partnership has agreed to pay to Interstate a lease termination fee equal to 50% of the Partnership's net book gain on the sale of such hotels.

         B. $75 Million Term Loan

         The Company funded the purchase of the Acquisition Hotels through a combination of (i) the net proceeds of the Company's recent underwritten public offering of 8,000,000 shares of Common Stock and (ii) a one-year term loan to the Partnership in the aggregate amount of $75 million (the "Term Loan") from First National Bank of Chicago, the New York branch of Credit Lyonnais and AmSouth Bank of Alabama. The Term Loan was closed concurrently with the closing of the acquisition of the Acquisition Hotels.

         The Term Loan bears interest at a variable rate equal to, at the Partnership's option, (I) First Chicago's corporate base rate as in effect from time to time, or (ii) the 30-day, 60-day or 90-day LIBOR rate plus 1.625% for the first six calendar months of the Term Loan and the 30-day, 60-day or 90-day LIBOR rate plus 1.875% for the second six calendar months of the Term Loan. In addition, the Company paid to First Chicago an underwriting fee of 0.375% of the Term Loan and will pay an administrative fee of $10,000 per quarter. The Term Loan is secured by first mortgages on the Acquisition Hotels.

         A copy of the Credit  Agreement for the Term Loan is attached hereto as
Exhibit 10.1.


ITEM 5.   OTHER EVENTS.

         Third Amended and Restated Agreement of Limited Partnership

         On June 25, 1997, the Third Amended and Restated Agreement of Limited Partnership of the Partnership (the "Third Amended Agreement") became effective. A copy of the Third Amended Agreement of the Partnership is attached hereto as
Exhibit 4.1.



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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Properties Acquired

         The required financial statements of GHI and GHI II are incorporated by reference to the Company's Prospectus Supplement dated May 22, 1997 and filed with the Securities and Exchange Commission (the "Commission") under Rule 424(b) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), which appear on pages F-9 through F-54 therein under the caption "Acquisition Hotels."

         (b)      Pro Forma Financial Information

         The required pro forma financial information of the Company are incorporated by reference to the Company's Prospectus Supplement dated May 22, 1997 and filed with the Commission under Rule 424(b) promulgated under the Securities Act), which appear on pages F-3 through F-8 therein under the caption "Equity Inns, Inc."

         (c)      Exhibits
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         4.1-     Third Amended and Restated Agreement of Limited Partnership
                  of Equity Inns Partnership, L.P.

         10.1- Credit Agreement dated June 25, 1997, by and among Equity Inns Partnership, L.P. and Equity Inns Trust, The First National Bank of Chicago, Credit Lyonnais, New York Branch and AmSouth Bank of Alabama, as Lenders, Credit Lyonnais, New York Branch, as Documentation Agent and The First National Bank of Chicago, as Administrative Agent and Syndication Agent

         23.1-    Consent of Imowitz Koenig & Co., L.L.P.

         99.1- Audited financial statements of GHI and GHI II for the three years ended December 31, 1996 (incorporated by reference to the Company's Prospectus Supplement dated May 22, 1997 and filed with the Commission under Rule 424(b) promulgated under the Securities Act)

         99.2- Unaudited pro forma consolidated statements of operations of the Company for the three months ended March 31, 1997 and the year ended December 31, 1996 and unaudited pro forma consolidated balance sheet of the Company as of March 31, 1997 (incorporated by reference to the Company's Prospectus Supplement dated May 22, 1997 and filed with the Commission under Rule 424(b) promulgated under the Securities Act)

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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             EQUITY INNS, INC.
                                             (Registrant)


Date:  July 8, 1997                      By: /s/ Howard A. Silver
                                             --------------------------------
                                             Howard A. Silver, Vice President
                                             of Finance, Secretary, Treasurer
                                             and Chief Financial Officer


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


                                    EXHIBITS


Item Number       Description

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4.1      -        Third Amended and Restated Agreement of Limited Partnership of
                  Equity Inns Partnership, L.P.

10.1     -        Credit  Agreement dated June 25, 1997, by and among Equity
                  Inns  Partnership,  L.P.  and Equity Inns  Trust,  The First
                  National Bank of Chicago, Credit Lyonnais, New York Branch and AmSouth Bank of Alabama, as Lenders, Credit Lyonnais,
                  New  York  Branch,  as  Documentation  Agent  and The  First
                  National  Bank  of  Chicago,  as  Administrative  Agent  and
                  Syndication Agent

23.1     -        Consent of Imowitz Koenig & Co., L.L.P.


99.1     -        Audited  financial  statements  of Growth Hotel  Investors and
                  Growth Hotel  Investors II for the three years ended  December
                  31,  1996   (incorporated   by  reference  to  the   Company's
                  Prospectus  Supplement  dated May 22,  1997 and filed with the
                  Securities   and   Exchange   Commission   under  Rule  424(b)
                  promulgated under the Securities Act)

99.2     -        Unaudited pro forma  consolidated  statements of operations of
                  Equity  Inns,  Inc.  for the three months ended March 31, 1997 and the year ended  December 31, 1996 and  unaudited pro forma consolidated  balance  sheet of Equity Inns,  Inc. as of March
                  31,  1997   (incorporated   by  reference  to  the   Company's
                  Prospectus  Supplement  dated May 22,  1997 and filed with the
                  Securities   and   Exchange   Commission   under  Rule  424(b)
                  promulgated under the Securities Act)
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